Mercantile®
Bank Corporation

Subordinated Debt Offering

December 2021

Forward-Looking Statements

Mercantile Bank Corporation

This presentation contains statements or information that may constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Any such statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates; significant declines in the value of commercial real estate; market volatility; demand for products and services; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; potential cyber attacks, information security breaches and other criminal activities; our participation in the Paycheck Protection Program administered by the Small Business Administration; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the method of determining Libor and the phase out of Libor; changes in the national and local economies, including the ongoing disruption to financial market and other economic activity caused by the COVID 19 pandemic; and other factors, including those expressed as risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to place undue reliance on any forward looking statements contained herein.

Terms of Proposed Offering

Mercantile Bank Corporation

Issuer:	Mercantile Bank Corporation (NASDAQ: MBWM)
Security Type:	Fixed-to-Floating Rate Subordinated Notes due December 2031
Principal Amount:	$75.0 million
Offering Format:	4(a)(2) Private Placement
Coupon:	[·]% fixed for five years; floating quarterly at [·] bps over 3 Month Term SOFR thereafter
Term:	10 year maturity, 5 year non-call
Issuer Redemption:	Callable at par beginning five years prior to maturity
Rating:	BBB- (KBRA)
Capital Treatment:	Tier 2 qualifying
Use of Proceeds:	General corporate purposes
Settlement Mechanics:	DTC
Sole Placement Agent:	RAYMOND JAMES

A Commitment to Excellence

As of September 30, 2021

Mercantile Bank Corporation

NASDAQ
MBWM

$540M
MARKET CAP

$4.96B
TOTAL ASSETS

$3.28B
NET LOANS

$3.87B
TOTAL DEPOSITS

Performance Highlights

- Net income of $47.4M YTD up 57.6% from prior year period
- Total revenue of $135.1 million YTD benefitted from increased NII and strong noninterest income growth
  - Noninterest income, driven by robust mortgage banking activities and significant swap fee income, makes up nearly a third of revenue
  - YTD revenue growth of 11.4% outpaces noninterest expense growth of 6.8%
- Efficiency ratio of 57.4% for YTD improved from 59.9% during the prior year period
- Net commercial loans (excluding PPP loans) grew an annualized 16% during the first nine months of 2021
  - Core commercial loans up an annualized 25% in 3Q 2021, driven by C&I
- Strong local deposit growth supporting continued funding cost reduction

Performance built on a culture dedicated to mutually beneficial relationships with customers and communities, cultivated and executed by a talented and experienced staff.

Mercantile Bank Markets

Mercantile Bank Corporation

Michigan's Community Bank®

- HQ: Grand Rapids
- Michigan's third largest bank*
- Top 10 deposit market share in Michigan*
- 44 banking locations
- Expanded into Ohio with mortgage loan office (MLO) in 4Q 2020

- Alma Market (6 Locations)
- Cadillac Market (2 Locations)
- Grand Rapids Market (11 Locations)
- Kalamazoo Market (4 Locations)
- Lansing Market (2 Locations)
- Mt. Pleasant Market (11 Locations)
- Ohio Market (1 Location)
- Petoskey Market (1 Location)
- Troy Market (1 Location)
- West Branch Market (5 Locations)



Petoskey
Fairview
St. Helen
Rose City
Cadillac
West Branch
Clare
Midland
Remus
Canadian Lakes
Mt. Pleasant
Shepherd
Lakeview
Vestaburg
Merrill
Howard City
Alma
Ithaca
St. Charles
Belding
Ionia
St. Johns
Grand Rapids
Lowell
Lansing
Holland
Troy
Kalamazoo
Paw Paw
Portage
Mortgage loan office opened in Cincinnati, OH during the fourth quarter of 2020.

*Based on latest FDIC Summary of Deposit data.

Experienced Management Team

Mercantile Bank Corporation

Over 150 years of combined experience, 99 of which have been with MBWM



Robert B. Kaminski, Jr.
President &
Chief Executive Officer
24 years with MBWM



Charles E. Christmas
Executive Vice President &
Chief Financial Officer
23 years with MBWM



Raymond E. Reitsma
Executive Vice President &
President of the Bank
18 years with MBWM



Lonna L. Wiersma
Senior Vice President &
Human Resource Director
22 years with MBWM



Robert T. Worthington
Senior Vice President &
Chief Operating Officer
12 years with MBWM

Company History

Mercantile Bank Corporation

1997
- Company founded
- Completed IPO of $15 million

1999
- Issued $16 million through a trust preferred offering

2000
- Launched online banking

2001
- Launched Payroll solution (MercForce)
- Completed a $27 million follow-on offering

2003
- Opened first Holland, MI office
- Completed a $46 million follow-on offering

2004
- Refinanced 1999 trust preferred offering ($16 million net increase)

2005
- Opened first Lansing, MI office

2009
- Launched Remote Deposit
- Launched MercMobile
- Received $21 million by participating in the TARP program

2011
- Launched MercMobile Deposit

2012
- Repaid TARP funds

2014
- Completed merger of equals with Firstbank Corporation
- Added four trust preferred securities from Firstbank

2017
- Named Robert Kaminski Jr. President and CEO of the Company (remaining CEO of the bank since 2015)
- Named Raymond Reitsma President of Mercantile Bank of Michigan

2018
- Mercantile Bank Corporation opens new branch in Southeast Michigan
- Mercantile Bank of Michigan, with Abe AI, launches MercMoney Chatbot which allows customers to digitally manage their personal finances
- Launched Virtual Banking Machines

2020
- Opened office in Midland, MI
- Opened a residential mortgage loan production office in Cincinnati, OH
- Completed sale of banking office in Hastings, Michigan to Lake Trust Credit Union

2021
- Opened office in Petosky, MI

Strategic Initiatives

Mercantile Bank Corporation

LEVERAGE INVESTMENTS

- Expand usage of Treasury Management products and services
- Cultivate new market growth utilizing knowledgeable staff along with digital products and services
  - Southeast, MI
  - Midland, MI
  - Petoskey, MI
  - Cincinnati, OH
- Capitalize on merger disruptions
- Solidify new relationships built through the PPP

DIGITAL DELIVERY

- Expand customer utilization of digital banking services
- Personalize the digital experience
- Deploy digital onboarding for all products
- Leverage data to customize client interactions and refine internal systems
- Offer best-in-class products and services

PEOPLE & CULTURE

- Recruit and retain top talent
- Develop emerging leaders
- Expand Diversity, Equity & Inclusion initiatives
- Formalize and communicate all Environmental, Social and Governance (ESG) efforts
- Continue development of strong community partnerships and volunteer involvement

RISK & PROCESS

- Support customers during times of economic uncertainty
- Optimize "work from home / work from office" framework
- Evolve branches into relationship centers
- Ensure financial strength and resiliency
- Maintain robust asset, transaction and risk analysis processes

Forward Progress

Mercantile Bank Corporation

DIVERSITY, EQUITY & INCLUSION

- Providing access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions.
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments.
- Active Diversity Council comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace.
- Ensure comprehensive DEI Policy and Supplier Diversity Program.

CORPORATE SOCIAL RESPONSIBILITY

- Promote energy efficiencies in all Bank locations.
- Dedicated 249 hours to HR HireReach program, a West Michigan initiative which uses an evidence-based selection process to make better hiring decisions.
- Provide ongoing support of commercial customers through the Payment Protection Program (PPP).
- Provided over $150 million in community development lending and over $670,000 in grants toward affordable housing, home improvements and down payment assistance in 2020.
- Donations of over $812,000 in support of non profit organizations within our communities in 2020.

ENVIRONMENTAL, SOCIAL & GOVERNANCE

- Formation of an ESG Committee and issuance of the Bank's first Corporate Social Responsibility Report.
- Branch merger and optimization with more effective facilities in the same markets and the opening of locations in new markets.
- Continued development of strong community partnerships and volunteer involvement.
- Rated as Outstanding by the FDIC in our Community Reinvestment Act (CRA) examinations for the last four consecutive exam cycles covering a twelve-year period.
- Ongoing risk management monitoring through a risk and control framework encompassing a variety of separate but complementary financial, credit, operational, compliance and legal reporting systems and processes.

Balance Sheet Summary

Total Assets ($000s)



CAGR 10.6%
$3,083
$3,287
$3,364
$3,633
$4,437
$4,964
2016
2017
2018
2019
2020
YTD

Total Gross Loans HFI ($000s)



CAGR 7.2%
$2,378
$2,556
$2,752
$2,852
$3,193
$3,314
2016
2017
2018
2019
2020
YTD

Total Deposits ($MM)



CAGR 10.8%
$2,375
$2,522
$2,464
$2,690
$3,412
$3,869
2016
2017
2018
2019
2020
YTD

Total Equity ($MM)



CAGR 6.1%
$341
$366
$375
$417
$442
$452
2016
2017
2018
2019
2020
YTD

Profitability

Mercantile Bank Corporation

Return on Average Assets



1.07%
1.00%
1.28%
1.39%
1.07%
1.34%
2016
2017
2018
2019
2020
YTD

Return on Average Equity



9.3%
8.8%
11.3%
12.5%
10.3%
14.1%
2016
2017
2018
2019
2020
YTD

Non-Interest Income / Operating Revenue



16.6%
14.8%
13.7%
17.8%
27.0%
32.3%
2016
2017
2018
2019
2020
YTD

Efficiency Ratio



60.8%
61.9%
62.0%
58.9%
58.9%
57.4%
2016
2017
2018
2019
2020
YTD

Diversified Revenue

Mercantile Bank Corporation

Diversified and Growing Noninterest Income Streams

- Noninterest income made up 32% of revenue for the first nine months of 2021, up from 25% in the prior year period
- Mortgage banking revenue remains the primary driver of strong noninterest income
- Well-positioned to capture greater share of mortgage banking market
- Interest rate swap program introduced in 4Q20 has generated revenue of $6.1M YTD

Continued Solid Net Interest Income Generation

- Net interest income of $91.5M YTD

Total Revenue

11% YTD Revenue Growth Over 2020 Period



$121.2M
$135.1M
$120
$100
$80
$60
$40
$20
$0
Millions
YTD 9/30/20
YTD 9/30/21
Net interest income
Service charges
Mortgage income
Credit and debit
All other
Swaps

Noninterest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison

Mercantile Bank Corporation

Robust mortgage volume led by purchase activity, supported by continued strong refinance activity.



2021 Volume
2020 Volume
2021 Units
2020 Units
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
Volume
600
500
400
300
200
100
0
Units
January
February
March
April
May
June
July
August
September
October
November
December

Noninterest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison

Mercantile Bank Corporation

Well-positioned to capture market share with proven record of fast and effective processing and strategic hires of seasoned lenders across Mercantile's markets.



2021 Apps
2020 Apps
1200
1000
800
600
400
200
0
APPLICATIONS
January
February
March
April
May
June
July
August
September
October
November
December

Product Offerings

Mercantile Bank Corporation

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Collection	✓				
Bill Payment & ACH	✓	✓	✓	✓	✓
Cash Management	✓	✓	✓	✓	✓
Credit Card Rewards	✓	✓	✓	✓	✓
Health Savings Account	✓	✓	✓	✓	✓
In-House Payroll Services & Human Capital Management Solutions	✓				
Integrated Payables	✓	✓	✓	✓	✓
Integrated Receivables	✓	✓	✓	✓	✓
Merchant Services	✓	✓	✓	✓	✓
Personal Finance Management (Within Online & Mobile Banking)	✓	✓			✓
Remote Deposit Capture	✓	✓	✓	✓	✓

Loan Portfolio Overview

Mercantile Bank Corporation

Overview

- Total loan portfolio of $3.3 billion
- Robust commercial loan portfolio
- Commercial and industrial loans accounted for 62% of core loan growth in Q3
- Decentralized industry concentration
- Solid relationships with top 10 borrowers

Loan Portfolio Composition*



3.5%
1.8%
1.2%
5.4%
30.1%
12.4%
16.7%
28.9%
Real estate – non owner occupied
Commercial and industrial
Real estate – owner occupied
1-4 family mortgages
Real estate – multi-family and residential rental
PPP loans
Home equity and other
Vacant land, land development, and residential construction

Gross Loans HFI ($MM)[1]



$2,772
$2,828
$2,910
$3,003
$3,198
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

Gross Loans HFI / Assets[1]



63%
64%
62%
63%
64%
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

*As of September 30, 2021

(1) Excludes PPP loans

Core Commercial Loan Growth *(dollars in millions)*

Mercantile Bank Corporation

Five Quarter Trend

	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21
Core Commercial Loans	$ 2,383	$ 2,429	$ 2,513	$ 2,564	$ 2,727
PPP Loans	$ 555	$ 365	$ 455	$ 246	$ 116
Total Commercial Loans	$ 2,938	$ 2,794	$ 2,968	$ 2,810	$ 2,843

25% Annualized Core Loan Growth in 3Q 2021

Five Year Trend

	12/31/17	12/31/18	12/31/19	12/31/20	9/30/21
Core Commercial Loans	$ 2,204	$ 2,360	$ 2,442	$ 2,429	$ 2,727
PPP Loans	$ -	$ -	$ -	$ 365	$ 116
Total Commercial Loans	$ 2,204	$ 2,360	$ 2,442	$ 2,794	$ 2,843

Commercial Loan Portfolio Composition

Mercantile Bank Corporation



7%
35%
37%
20%
1%

Loan Type*

- Commercial & Industrial
- Commercial Vacant Land Land Development & Residential Construction
- Commercial Real Estate - Owner Occupied
- Commercial Real Estate - Non-Owner Occupied
- Commercial Real Estate - Multi-Family & Residential Rental

*As of September 30, 2021. Excludes PPP Loans.

Asset Quality Trends

Mercantile Bank Corporation

Strong Credit Administration

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength during times of economic weakness. The maintenance of strong credit underwriting and administration practices has been an integral part of that work. Loan portfolio metrics have remained very strong over the past several years, including during disruptions caused by the COVID-19 Pandemic, reflecting the solid performance of the Bank's customers.

NCOs / Average Loans


0.03%
0.06%
-0.07%
0.01%
-0.01%
-0.01%
2016
2017
2018
2019
2020
YTD

NPAs (Excl. TDRs) / Total Assets


0.21%
0.29%
0.15%
0.08%
0.09%
0.06%
2016
2017
2018
2019
2020
YTD

Loan Loss Reserves / Gross Loans*


0.95%
0.88%
0.88%
0.89%
1.33%
1.17%
2016
2017
2018
2019
2020
YTD

**Excludes PPP Loans.*

Commercial Credit Exposure

Mercantile Bank Corporation

Credit risk profile by internal credit risk grades*

Internal Credit Risk Grade Groupings	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$590,700,000	$23,300,000	$324,000,000	$450,700,000	$104,500,000
Grades 5-7	$364,500,000	$15,000,000	$212,800,000	$534,200,000	$74,400,000
Grades 8-9	$3,500,000	$100,000	$15,000,000	$13,800,000	$200,000
Total Commercial	$958,700,000	$38,400,000	$551,800,000	$998,700,000	$179,100,000
% of Total Commercial Loans as of September 30, 2021	**35%**	**1%**	**20%**	**37%**	**7%**

*Excludes PPP Loans.

Past Due Loans*

		30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial:								
Commercial & Industrial	$	0	0	100,000	100,000	1,074,300,000	1,074,400,000	0
Vacant Land, Land Development, Residential Construction	$	0	0	0	0	38,400,000	38,400,000	0
Real Estate – Owner Occupied	$	0	0	0	0	551,800,000	551,800,000	0
Real Estate – Non-Owner Occupied	$	0	0	0	0	998,700,000	998,700,000	0
Real Estate – Multi-Family & Residential Rental	$	0	0	0	0	179,100,000	179,100,000	0
Total Commercial	$	0	0	100,000	100,000	2,842,300,000	2,842,400,000	0
Retail:								
Home Equity & Other	$	100,000	0	0	100,000	59,600,000	59,700,000	0
1 – 4 Family Mortgages	$	300,000	400,000	200,000	900,000	410,700,000	411,600,000	0
Total Retail	$	400,000	400,000	200,000	1,000,000	470,300,000	471,300,000	0
Total Past Due Loans	$	**400,000**	**400,000**	**300,000**	**1,100,000**	**3,312,600,000**	**3,313,700,000**	**0**

** As of September 30, 2021. Excludes current non-accrual loans.*

Past Due Loans

Mercantile Bank Corporation



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
30-89 Days
90 Days & Over
Total
Over 89 Days & Accruing
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21

COVID-19 Assistance

Mercantile Bank Corporation

PPP Loans

	ORIGINAL		FORGIVEN		REMAINING	
LOAN BALANCE SEGMENT	#	$	#	$	#	$
PPP Round One	2,171	$553,100,000	(2,149)	($550,000,000)	22	$3,100,000
PPP Round Two	1,216	$208,500,000	(605)	($95,900,000)	611	$112,600,000
Totals	3,387	$761,600,000	(2,754)	($645,900,000)	633	$115,700,000

COVID-19 Modifications



Dollar Amount
(in thousands)
% of total loans
21.56%
$623,000
22.50%
$742,800
0.24%
$8,000
0.31%
$9,800
0.08%
$2,600
0.02%
$500
0.02%
$500
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021

COVID-19 Sensitive Industries

Mercantile Bank Corporation

		September 30, 2021	Percentage of Total Commercial Loans
Nursing & assisted living	$	129,900,000	4.8%
Motor vehicle and parts dealers		122,000,000	4.5%
Hospitality		98,800,000	3.6%
Restaurants		83,800,000	3.1%
Arts, entertainment and recreation		38,300,000	1.4%
Totals:		**472,800,000**	**17.3%**

Managing Abundant Deposits & Liquidity

Mercantile Bank Corporation

Total Deposits of $3.87B*

- Continue to attract local deposits, supporting improved funding costs
- Loan to deposit ratio of 85.6%
- Noninterest bearing deposits have grown to 43% of total deposits
  - YTD noninterest bearing deposit growth of 15% has outpaced interest-bearing deposit growth

*As of September 30, 2021.



Total Deposits
13%
YTD Deposit Growth
$2.52B
$2.46B
$2.69B
$3.41B
$3.87B
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Billions
12/31/2017
12/31/2018
12/31/2019
12/31/2020
9/30/2021
Interest-bearing deposits
Noninterest-bearing deposits

Pro Forma Capital Ratios (as of 9/30/21)

Mercantile Bank Corporation

Pro Forma Balance Sheet At Time Zero

($000s)	MBWM 9/30/2021	$75M Sub Debt Issuance	Pro Forma 9/30/2021
Assets			
Cash and Cash Equivalents	$ 825,361	$ -	$ 825,361
Securities	577,566	73,625	651,191
Gross Loans	3,360,956	-	3,360,956
Allowance for Loan Losses	(37,423)	-	(37,423)
PPE	57,465	-	57,465
Intangibles	51,062	-	51,062
Other Assets	129,425	-	129,425
Total Assets	$ 4,964,412	$ 73,625	$ 5,038,037
Liabilities & Shareholders' Equity			
Deposits	$ 3,868,991	$ -	$ 3,868,991
Borrowings	571,367	-	571,367
Subordinated Debt	-	73,625	73,625
Trust Preferred Securities	48,074	-	48,074
Other Liabilities	23,702	-	23,702
Total Liabilities	$ 4,512,134	$ 73,625	$ 4,585,759
Total Equity	$ 452,278	$ -	$ 452,278
Total Liabilities & Shareholders' Equity	$ 4,964,412	$ 73,625	$ 5,038,037

Balance Sheet & Regulatory Capital Ratios

	MBWM 9/30/2021	Pro Forma 9/30/2021
TCE Ratio	8.2%	8.0%
CET1 Capital	10.3%	10.3%
Tier 1 Capital	11.5%	11.5%
Total Risk-Based Capital	12.5%	14.3%
Tier 1 Leverage	9.3%	9.3%
CRE Concentration	**251%**	**218%**

Note: Assumes 1.50% gross spread and $250k of fixed issuance costs.

Pro Forma Double Leverage & Interest Coverage

Mercantile Bank Corporation

$ in thousands

Offering Assumptions		
Subordinated Debt Gross Proceeds	$	75,000
Subordinated Debt Coupon		3.25%
Subordinated Debt Down-streamed to Bank	$	60,000

Double Leverage	Year ended, 2019	Year ended, 2020	Year to date, 9/30/2021
Bank-Level Equity	$ 439,946	$ 458,830	$ 478,168
Consolidated Equity	416,561	441,554	452,278
Double Leverage Ratio (%)	106%	104%	106%
Pro-Forma Bank-Level Equity Assuming $60.0 Million Down-streamed to Bank			$ 538,168
Pro-Forma Double Leverage Ratio (%)			119%

Interest Coverage	Year ended, 2019	Year ended, 2020	Year to date, 9/30/2021
Total Deposit Interest	$ 21,264	$ 14,984	$ 7,247
Other Borrowing Interest	12,539	11,083	7,672
Total Interest Expenses	$ 33,803	$ 26,067	$ 14,919
Pre-tax Income	$ 60,460	$ 54,848	$ 58,496
Interest Coverage (including deposit expense)	2.8x	3.1x	4.9x
Interest Coverage (excluding deposit expense)	5.8x	5.9x	8.6x
New Holding Company Subordinated Debt Expense (9 months | 3.25%)			$ 1,828
Pro Forma Interest Coverage (including deposit expense)			4.4x
Pro Forma Interest Coverage (excluding deposit expense)			7.0x

Note: Assumes 1.6% yield on proceeds (MBWM's MRQ yield on securities)

Mercantile®
Bank Corporation

THANK YOU FOR YOUR INTEREST IN OUR COMPANY

NASDAQ Global Select Market Symbol: MBWM

310 Leonard Street NW, Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com

Mercantile
Bank Corporation

APPENDIX

Proposed Charitable Foundation

Mercantile Bank Corporation

Demonstrating Mercantile's continued commitment to our communities

- Mercantile is in the process of forming a private charitable foundation to fund and administer the Bank's charitable giving activities. Key aspects include the following:
  - Mercantile Bank of Michigan to provide periodic capital and funding payments
  - Initial capital and funding payment expected by year-end 2021
  - Capital and funding payments will be recorded as a noninterest expense and will be based on the Company's overall operating performance (including non-recurring income items)
  - The foundation will ultimately make all of the Bank's annual 501(c)(3) donations

COVID-19 Activities & Timeline

Mercantile Bank Corporation

JANUARY 2020

- Monitoring initial reports of COVID-19

FEBRUARY 2020

- Pandemic plan activated to ensure the health and safety of our employees and customers

MARCH 2020

- Branches open by appointment only (3/18)
- Commencement of Mercantile's payment relief assistance programs for commercial and retail loan customers (3/18)
- 75-80% of staff working remotely from home (3/23)
- All lobbies closed (3/25)
- CARES Act signed into law (3/27)

APRIL & MAY 2020

- Significant portion of staff fully immersed in PPP processing and submission
- PPP applications approved by SBA and funded
- PPP focus now shifts to the planning and implementation of the forgiveness phase
- Planning for the State's re-opening

JUNE 2020

- Phased return of employees to the workplace
- Re-opening of lobbies by appointment only (6/1)
- Lobbies re-opened to customers (6/26)

AUGUST 2020

- PPP forgiveness submissions begin (8/31)

SEPTEMBER 2020

- 25% reduction of in-person employee attendance in densely occupied offices

NOVEMBER 2020

- All lobbies closed
- 75-80% of staff working remotely from home

JANUARY 2021

- Preparations begin for a new round of PPP funding

FEBRUARY 2021

- Phased reopening of lobbies (2/1)
- 25% of staff returned to in-office work (2/16)

MARCH 2021

- 50% of staff returned to in-office work (3/1)
- Reduced staff working in offices to 25% in response to the latest surge (3/30)

APRIL 2021

- While branches remain open, moved to 100% remote for all other departments (4/12)

JUNE 2021

- With COVID metrics improving & vaccines widely available, staff returned to 50% in-office work (6/1)

JULY 2021

- Staff returned to 100% in-office work (7/6)

Paycheck Protection Program (PPP)

Mercantile Bank Corporation

(As of 9/30/21)	ORIGINAL		FORGIVEN		REMAINING	
LOAN BALANCE SEGMENT	#	$	#	$	#	$
PPP Round One	2,171	$553,100,000	(2,149)	($550,000,000)	22	$3,100,000
PPP Round Two	1,216	$208,500,000	(605)	($95,900,000)	611	$112,600,000
Totals	3,387	$761,600,000	(2,754)	($645,900,000)	633	$115,700,000

		PPP ROUND ONE		PPP ROUND TWO
NET FEE INCOME ACCRETION				
2nd Quarter 2020	$	2,700,000	$	0
3rd Quarter 2020	$	3,000,000	$	0
4th Quarter 2020	$	5,400,000	$	0
1st Quarter 2021	$	2,400,000	$	400,000
2nd Quarter 2021	$	1,100,000	$	1,800,000
3rd Quarter 2021	$	200,000	$	2,600,000
Remaining as of September 30, 2021	$	<100,000	$	3,300,000

Non-GAAP Reconciliation

Mercantile Bank Corporation

($000s)	YTD Q3 '21
Tangible common equity to tangible assets	
Total common stockholders' equity	$ 452,278
Less: Goodwill	49,473
Less: Other intangible assets	1,589
Tangible common equity (a)	$ 401,216
Total Assets	$4,964,412
Less: Goodwill	49,473
Less: Other intangible assets	1,589
Tangible Assets (b)	$4,913,350
Tangble common equity to tangible assets (a)/(b)	8.2%

Consolidated Reports of Income

Unaudited

Mercantile Bank Corporation

		Three Months Ended		Three Months Ended		Nine Months Ended		Nine Months Ended
		Sept. 30, 2021		Sept. 30, 2020		Sept. 30, 2021		Sept. 30, 2020
Net Income:	$	15,051,000	$	10,686,000	$	47,382,000	$	30,056,000
Basic earnings per share	$	0.95		0.66		2.95		1.85
Diluted earnings per share	$	0.95		0.66		2.95		1.85
Average basic shares outstanding		15,859,955		16,233,196		16,084,806		16,265,208
Average diluted shares outstanding		15,860,314		16,233,666		16,085,274		16,265,986

Consolidated Reports of Income

Unaudited

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	Sept. 30, 2021	Sept. 30, 2020	Sept. 30, 2021	Sept. 30, 2020
INTEREST INCOME				
Loans, including fees	$ 33,656,000	$ 33,664,000	$ 100,430,000	$ 101,428,000
Investment securities	1,941,000	1,788,000	5,375,000	8,554,000
Other interest-earning assets	291,000	142,000	642,000	711,000
Total interest income	35,888,000	35,594,000	106,447,000	110,693,000
INTEREST EXPENSE				
Deposits	2,184,000	3,466,000	7,247,000	11,808,000
Short-term borrowings	46,000	38,000	122,000	132,000
Federal Home Loan Bank advances	2,072,000	2,072,000	6,149,000	6,499,000
Other borrowed money	462,000	509,000	1,401,000	1,857,000
Total interest expense	4,764,000	6,085,000	14,919,000	20,296,000
Net interest income	31,124,000	29,509,000	91,528,000	90,397,000
Provision for loan losses	1,900,000	3,200,000	(900,000)	11,550,000
Net interest income after provision for loan losses	29,224,000	$ 26,309,000	$ 92,428,000	$ 78,847,000

Consolidated Reports of Income

Unaudited

		Three Months Ended		Three Months Ended		Nine Months Ended		Nine Months Ended
		Sept. 30, 2021		Sept. 30, 2020		Sept. 30, 2021		Sept. 30, 2020
NONINTEREST INCOME								
Service charges on accounts	$	1,324,000	$	1,135,000	$	3,687,000	$	3,401,000
Mortgage banking income		6,554,000		9,479,000		23,049,000		19,746,000
Credit and debit card income		1,947,000		1,636,000		5,545,000		4,371,000
Interest rate swap income		3,938,000		0		6,086,000		0
Payroll services		412,000		399,000		1,374,000		1,346,000
Earnings on bank owned life insurance		298,000		290,000		872,000		933,000
Gain on sale of branch		0		0		1,058,000		0
Other income		1,095,000		368,000		1,916,000		1,042,000
Total noninterest income	$	15,568,000	$	13,307,000	$	43,587,000	$	30,839,000

Consolidated Reports of Income

Unaudited

Mercantile Bank Corporation

	Three Months Ended Sept. 30, 2021	Three Months Ended Sept. 30, 2020	Nine Months Ended Sept. 30, 2021	Nine Months Ended Sept. 30, 2020
NONINTEREST EXPENSE				
Salaries and benefits	$ 15,975,000	$ 16,734,000	$ 47,255,000	$ 44,388,000
Occupancy	2,030,000	2,023,000	6,021,000	5,944,000
Furniture and equipment	929,000	871,000	2,719,000	2,500,000
Data processing costs	2,746,000	2,676,000	8,138,000	7,793,000
Other expense	4,530,000	4,119,000	13,386,000	11,954,000
Total noninterest expense	26,210,000	26,423,000	77,519,000	72,579,000
Income before federal income tax expense	18,582,000	13,193,000	58,496,000	37,107,000
Federal income tax expense	3,531,000	2,507,000	11,114,000	7,051,000
Net Income	$ 15,051,000	$ 10,686,000	$ 47,382,000	$ 30,056,000

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

	Quarterly				
	2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr
YIELD ON ASSETS / COST OF FUNDS					
Yield on loans	4.07%	3.99%	4.03%	4.34%	4.03%
Yield on securities	1.46%	1.54%	1.61%	1.69%	2.26%
Yield on other interest earning assets	0.16%	0.12%	0.11%	0.12%	0.12%
Yield on total earning assets	3.13%	3.20%	3.26%	3.55%	3.45%
Yield on total assets	2.94%	3.02%	3.09%	3.35%	3.25%
Cost of deposits	0.23%	0.25%	0.31%	0.37%	0.41%
Cost of borrowed funds	1.67%	1.73%	1.78%	1.75%	1.78%
Cost of interest-bearing liabilities	0.69%	0.74%	0.82%	0.91%	0.99%
Cost of funds *(total earning assets)*	0.42%	0.44%	0.49%	0.55%	0.59%
Cost of funds *(total assets)*	0.39%	0.41%	0.47%	0.51%	0.56%
Net interest margin *(fully tax-equivalent)*	2.71%	2.76%	2.77%	3.00%	2.86%

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr
MORTGAGE BANKING ACTIVITY						
Total mortgage loans originated	$	259,500	237,300	245,200	218,900	237,200
Purchase mortgage loans originated	$	143,600	144,500	81,500	99,500	93,100
Refinance mortgage loans originated	$	115,900	92,800	163,700	119,400	144,100
Total saleable mortgage loans	$	177,800	140,500	195,700	159,900	191,300
Income on sale of mortgage loans	$	6,700	7,700	9,200	9,500	10,200

Consolidated Financial Highlights
Unaudited

(dollars in thousands)		Quarterly				
		2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr
ASSET QUALITY						
Gross loan charge offs	$	744	68	53	340	124
Recoveries	$	354	386	481	234	250
Net loan charge-offs (recoveries)	$	390	(318)	(428)	106	(126)
Net loan charge-offs to average loans		0.05%	(0.04%)	(0.05%)	0.01%	(0.02%)
Provision for loan losses	$	1,900	(3,100)	300	2,500	3,200
Allowance for loan losses	$	37,400	35,900	38,700	38,000	35,600
Allowance to loans		1.13%	1.11%	1.15%	1.19%	1.06%
Allowance to loans excluding PPP loans		1.17%	1.20%	1.33%	1.33%	1.27%
Nonperforming loans	$	2,800	2,700	2,800	3,400	4,100
Other real estate/repossessed assets	$	100	400	400	700	500
Nonperforming loans to total loans		0.08%	0.08%	0.08%	0.11%	0.12%
Nonperforming assets to total assets		0.06%	0.07%	0.07%	0.09%	0.11%

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr
NONPERFORMING ASSETS - RECONCILIATION						
Beginning balance	$	3,100	3,200	4,100	4,700	3,400
Additions	$	400	500	100	1,000	1,600
Return to performing status	$	0	0	(100)	0	(100)
Principal payments	$	(300)	(500)	(600)	(1,100)	(200)
Sale proceeds	$	(200)	0	(100)	(200)	0
Loan charge offs	$	0	(100)	0	(300)	0
Valuation write-downs	$	(100)	0	(200)	0	0
Ending balance	$	2,900	3,100	3,200	4,100	4,700

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2021 3rd Qtr	2021 2nd Qtr	2021 1st Qtr	2020 4th Qtr	2020 3rd Qtr
CAPITAL						
Tangible equity to tangible assets		8.17%	8.51%	8.36%	8.89%	8.69%
Tier 1 leverage capital ratio		9.33%	9.47%	9.67%	9.77%	9.80%
Common equity risk-based capital ratio		10.34%	10.87%	11.11%	11.34%	11.37%
Tier 1 risk-based capital ratio		11.53%	12.11%	12.41%	12.68%	12.74%
Total risk-based capital ratio		12.47%	13.09%	13.51%	13.80%	13.82%
Tier 1 capital	$	448,000	445,400	437,600	430,100	420,200
Tier 1 plus tier 2 capital	$	484,600	481,300	476,500	468,100	455,800
Total risk-weighted assets	$	3,885,000	3,677,200	3,526,200	3,391,600	3,298,000
Book value per common share	$	28.78	28.23	27.21	27.04	26.59
Tangible book value per common share	$	25.53	25.03	24.02	23.86	23.57
Cash dividend per common share	$	0.30	0.29	0.29	0.28	0.28